Axis Communications
Channel Partner Program Membership Agreement
Authorized Partner Level

THIS AGREEMENT effective as of April 1, 2005 by (WRITE IN LEGAL COMPANY NAME) Intelasight Inc. and between AXIS COMMUNICATIONS INC., a company duly organized and existing under the laws of Massachusetts, USA, having its principal place of business at 100 Apollo Drive, Chelmsford, MA 01824, USA ("Axis") and (WRITE IN LEGAL COMPANY NAME) Intelasight Inc., a company duly organized and existing under the laws of (WRITE IN STATE) Washington, having its principal place of business at (WRITE IN COMPLETE MAILING ADDRESS)
1201 S. Alma School Road, Suite 7550, Mesa, AZ 85210
("Partner").

Axis will provide the Partner access to the following:

- Up to 15% discount through participating Axis authorized distributors
- Free Technical and Sales training
- Sales and marketing collateral
- Secure partner web site
- End user upgrade program
- Demonstration/NFR unit program
- Free Technical support
- Weekly Web Based Training
- Monthly Axis Partner newsletter

Obligations of the Partner:

- Partner will place all orders through an authorized Axis Communications distributor.
- Partner must purchase a minimum of $5,000 per quarter of Axis products. If the Partner fails to meet this requirement, Axis shall have the right to transition the Partner to the appropriate partner level and adjust program benefits accordingly.
- Partner must be able to provide a total solution to include Axis products, and/or Authorized ADP software, additional accessories such as enclosures and other hardware.
- Partner does not have the right to appoint sub-Partners and will sell directly to end-users only.
- The Partner buys and sells the Products in its own name and for its own account. The Partner acts as an independent trader in relation to Axis and the customers and is not authorized to act in the name of Axis.
- Axis hereby appoints the Partner as a non-exclusive Partner for sale of Axis Products in the United States.
- In order to receive any benefits of being an Axis Partner, the Partner agrees not to advertise any Axis branded/sourced product on the Worldwide Web below MSRP.

Term & Termination:

Either party can terminate this Channel Partner Agreement at any given time with written notice.

I agree and accept the details of the Axis Communications Channel Partner Program Agreement and terms and conditions for membership:

Company Name: Intelasight Inc.
Signature: [signature]
Print Name: Michael Religioso
Title: CTO
Date: 4/5/05

Company Name: Axis Communications, Inc.
Signature: [signature]
Print Name: Director of Sales
Title: P. Lawrence Newman
Date: 4/5/05

Axis Communications
Channel Partner Program Membership Agreement
Silver Solution Partner Level

THIS AGREEMENT effective as of January 13, 2006 by Intelasight, and between AXIS COMMUNICATIONS INC., a company duly organized and existing under the laws of Massachusetts, USA, having its principal place of business at 100 Apollo Drive, Chelmsford, MA 01824, USA ("Axis") and Intelasight, a company duly organized and existing under the laws of CA, having its principal place of business at 1201 S. Alma School Road, Suite 7550 Mesa, CA 85210 ("Partner").

Axis will provide the Partner access to the following:

- Up to 20% discount through participating Axis authorized distributors
- Dedicated Account Manager
- Free Technical and Sales training
- Sales and marketing collateral
- Secure partner web site
- End user upgrade program
- Demonstration/NFR unit program
- Free Technical support
- Express RMA Service
- Weekly Web Based Training
- Monthly Axis Partner newsletter
- Free exposure on Axis website "Where to Buy" for Top 20 Silver Solution Partners

Obligations of the Partner:

- Partner will place all orders through an authorized Axis Communications distributor.
- Partner must purchase a minimum of $20,000 per quarter of Axis products. If the Partner fails to meet this requirement, Axis shall have the right to transition the Partner to the appropriate partner level and adjust program benefits accordingly.
- Partner must be able to provide a total solution to include Axis products, and/or Authorized ADP software, additional accessories such as enclosures and other hardware.
- Partner does not have the right to appoint sub-Partners and will sell directly to end-users only.
- Partner must attend in person one Axis sponsored technical and sales training per year.
- The Partner buys and sells the Products in its own name and for its own account. The Partner acts as an independent trader in relation to Axis and the customers and is not authorized to act in the name of Axis.
- Axis hereby appoints the Partner as a non-exclusive Partner for sale of Axis Products in the United States.
- Partner must sign Axis Non-Disclosure Agreement to be eligible to receive early and pre-release product information.
- In order to receive any benefits of being an Axis Partner, the Partner agrees not to advertise any Axis branded/sourced product on the Worldwide Web below MSRP.

Term & Termination:

Either party can terminate this Channel Partner Agreement at any given time with written notice.

I agree and accept the details of the Axis Communications Channel Partner Program Agreement and terms and conditions for membership:

Company Name: IntelaSight Inc.
Signature: [signature]
Print Name: MICHAEL RELIGIOSO
Title: CTO
Date: 2/15/06

Company Name: Axis Communications, Inc.
Signature: [signature]
Print Name: P. LAWRENCE NEWMAN
Title: Director of Sales
Date: 2/15/06